                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C, 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

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                              Delaware Pooled Trust
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                (Name of Registrant as Specified In Its Charter)

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[DELAWARE INVESTMENTS LOGO]
                                                              2005 Market Street
                                                     Philadelphia, PA 19103-7094

                             DELAWARE POOLED TRUST
                       The International Equity Portfolio
                The Labor Select International Equity Portfolio
                (each, a "Fund" and, collectively, the "Funds")

                               February 26, 2008

Dear Shareholder:

Recently,  we distributed proxy materials  regarding the Meeting of Shareholders of the Funds  referenced  above.  This meeting is scheduled for March 6, 2008 at
3:00  p.m.,   Eastern  time  at  2001  Market  Street,   2nd  Floor  Auditorium,
Philadelphia, PA 19103.

We write to let you know that the  information on page 5 of the Proxy  Statement for The Labor Select  International  Equity  Portfolio dated February 5, 2008 is hereby amended as follows:  The Labor Select  International  Equity Portfolio is
open to new investors, and not closed as stated in the Proxy Statement.

YOUR VOTE IS IMPORTANT!

After careful  review,  your Board has  recommended  that  shareholders  vote to approve the proposals,  as described in the Proxy  Statement we previously  sent you.  We urge you to act  promptly  in order to allow us to obtain a  sufficient number of votes,  avoid the cost of additional  solicitation and the possibility of a meeting  adjournment.  Your vote is important no matter how many shares you own. If you have any questions, please call toll-free 1-800-708-7957.

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               Please vote in accordance with your proxy card(s).

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                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

The date of this filing is February 26, 2008.